UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2012

F5 Networks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Elliott Avenue West Seattle, WA 98119 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code		(206) 272-5555

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

5.02(b) - On May 25, 2012, Mark Anderson notified F5 Networks, Inc. (the “Company”) that he will resign as Executive Vice President of Worldwide Sales of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release of F5 Networks, Inc. dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5 NETWORKS, INC. (Registrant)

Date: May 30, 2012	By:	/s/ Jeffrey A. Christianson
Jeffrey A. Christianson
Executive Vice President , General Counsel and Corporate Secretary